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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- APRIL 15, 2009

 FUND                                                          PROSPECTUS DATE            FORM #
RiverSource Cash Management Fund                                    Sept. 29, 2008   S-6320-99 AF
RiverSource Tax-Exempt Money Market Fund                             Feb. 27, 2009   S-6433-99 AF
RiverSource Variable Portfolio-Cash Management Fund        May 1, 2008/May 1, 2009   S-6466-99 AC/AD


On October 6, 2008, the RiverSource Funds listed above (each a "Fund" and collectively the "Funds") applied to participate in the initial term of the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"), through December 18, 2008 (the "Initial Term"), after obtaining the approval of the Board of Directors/Trustees (the "Board"), including a majority of the independent directors/trustees. On December 2, 2008, the Board approved the Funds' participation in an extension of the Program through April 30, 2009 (the "First Extended Term"). On April 8, 2009, the Board approved the Funds' participation in an extension of the Program through September 18, 2009 (the "Second Extended Term"). Each Fund filed an extension notice with the U.S. Department of Treasury on April 13, 2009 to participate in the Second Extended Term of the Program.

The Program covers shareholders of each participating money market fund for amounts they held in such funds as of the close of business on September 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder who sells all of his or her shares after September 19, 2008 (and before the guarantee is called upon) will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is participating in the Program.

Under the terms of the Program, the guarantee is called upon with respect to a Fund if the Board of the Fund makes a determination to liquidate that Fund. For shares covered by the guarantee, any difference between the amount a shareholder received in connection with the liquidation and $1.00 per share (a guarantee payment) will be covered by the U.S. Department of Treasury under the Program, subject to the overall amount available to all funds participating in the Program. Guarantee payments under the Program will not exceed the amount available in the Program (at inception of the Program, approximately $50 billion was available to support guarantee payments).

The cost to participate in the Second Extended Term of the Program from May 1, 2009 through September 18, 2009 requires a payment to the U.S. Department of Treasury in the amount of 0.023% of the net asset value of RiverSource Cash Management Fund, 0.015% of the net asset value of RiverSource Tax-Exempt Money Market Fund and 0.023% of the net asset value of RiverSource Variable Portfolio -- Cash Management Fund as of the close of business on September 19, 2008. The cost to participate in the Second Extended Term will initially be borne by the Funds without regard to any contractual expense limitation currently in effect between the investment manager and its affiliates and the Funds. However, to the extent the investment manager voluntarily limits the expenses of a Fund for the purposes of supporting its yield, the cost to participate in the Second Extended Term may be absorbed by the investment manager. The payment to participate in the Second Extended Term of the Program is in addition to payments to the U.S. Department of Treasury to participate in the Initial Term and the First Extended Term of the Program. The Program will expire after the close of business on September 18, 2009.

For additional information on the program, visit the U.S Treasury Department's website at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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S-6320-1 E (4/09)